Corporate Presentation

BTCS Inc. (OTCQB: BTCS)

February 2021

Safe Harbor

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements. Those statements include statements regarding the intent and belief or current expectations of BTCS and its management team, regarding our transaction verification services business, the risk profile of our investments, expanding our development team, uplisting to a senior exchange in 2021, our beliefs regarding the correlation between the adoption success of the internet and the potential success and adoption of blockchain, accelerating the development of our platform and expectations on commercializing our digital asset data analytics platform. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC, including our Form 10-K filed with the SEC on January 26, 2021. Neither BTCS nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.
Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website http://www.sec.gov and on BTCS' web site (www.btcs.com).

Table of Contents

Investment Highlights and 2021 Goals

- BTCS Inc. ("BTCS") is an early mover in the blockchain and digital currency ecosystems and the first "Pure Play" U.S. public company focused on digital assets and blockchain technologies.
- Near-term revenue growth expected from restart of transaction verification services.
- Developing digital asset data analytics platform; invite only beta release expected in Q2 2021.
- BTCS is executing a digital asset treasury strategy with a focus on disruptive protocol layers; strategy generated 1,327% year-over-year gains in 2020.*
- As blockchain protocols and applications are built and deployed, we believe we're well positioned to identify tremendous opportunities to create shareholder value.**
- Dedicated management team with the right combination of capital markets experience, industry expertise, and business leadership.
- Management personally invested $1.1 million into BTCS in January 2021.
- Pursuing uplist to senior exchange.

* While our digital asset treasury strategy is focused on protocol layer long lived intangible assets (i.e. digital assets) we may also acquire application layer assets and security tokens subject to certain limitations of the Investment Company Act of 1940.
** Subject to securing additional financing.

Industry Overview

Blockchains Ushering in a New Era of Technology

- The computer and internet age ushered in the digitization and proliferation of information on a global scale.
- Blockchains are ushering in an age of asset digitization and transfer without the need for trusted intermediaries (banks, exchanges, governments, etc.)



The internet changed the way people communicate with each other, blockchains change the way people transact with each other.
Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
BLOCKCHAINS
Digitization of Information
Digitization of Assets
1970s
1980s
1990s
2000s
2010s
Time

* The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Blockchains Explained

Blockchains are decentralized digital ledgers that record and enable secure peer-to-peer transactions without third party intermediaries.

CURRENT TECHNOLOGIES
(Centralized Systems)

Trust / consensus entrusted to third party intermediaries.



Susceptible to manipulation and corruption
•
Legacy systems consistently hacked

BLOCKCHAINS
(Distributed Systems)

Trust / consensus built into the Blockchain network and secured by cryptography.



Governed by computer code
•
Secured by cryptography
•
Never been hacked[1]

1. Refers to bitcoin and ethereum blockchains.

Internet vs. Blockchain Technology Stacks*

	Internet	Blockchain
Technology Overview	Stateless Protocol → Unable to store data	Stateful Protocol → Able to both transmit and store data
Application Layer	World Wide Web Email Video Streaming Cloud Applications Social Media	Crypto Currencies Identity Management Smart Contracts Health Care Records Governance
Protocol Layer	IP v4/v6, TCP, UDP, HTTP, SMTP, IMAP, RTP, FTP, DNS, RTMP	Bitcoin, Ethereum, Polkadot, Litecoin, EOS, Cardano, Chainlink, Cosmos, Stellar
Infrastructure Layer	Network Hardware, Internet Service Providers, Storage etc.	Mining Servers, Pools, Blockchain Nodes

* For illustration purposes only, i.e. simplification of technology stacks.

Blockchain Potential Use Cases & Disruption

Blockchain technology is radically changing the future of transaction based industries.*


BLOCKCHAIN
Digital Currency
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Smart Contracts
Digital Rights
Escrow
Wagers
Securities
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Record Keeping
Healthcare
Title Records
Ownership
Voting
Intellectual Property
Syscoin
CyberMiles
OpenBazaar
bitWAGE
SONY
augur
GUTS
coinbase
J.P.Morgan
BitGo
itBit
Counterparty
bitshares
r3.
AAVE
chain
SALT
magnr
tØ
symbiont
POWER LEDGER
IOTA
CIRCLE
FACTOM
CLOUDBET
doc.ai
ARAGON
CryptoVoter
civic
followmyvote.com

* The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Blockchain Use Case #1: Crypto Currency

In transitioning to our current monetary system, control of our assets has been yielded to trusted intermediaries that often fail.



	BARTER Before 600BC	GOLD, SILVER 600BC - present	FIAT C806 - present	CREDIT CARDS, ELECTRONIC BANKING C1950 - present	CRYPTO CURRENCIES C2009 - present
Free of 3rd party to facilitate trade and ownership	Yes	Yes	No	No	Yes
Government Issued	No	No	Yes	Yes*	No
Secure (Counterfeiting)	◑	◕	◔	◔	●
Scarce (Predictable Supply)		◕	◔	◔	●

Poor ○ ◔ ◕ ● Excellent

* Credit cards and electronic banking are typically based on government issued currency.
** The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Blockchain Use Case #2: Securities

Blockchains have the potential to remove middleman, lower asset exchange fees, and reduce instability of securities markets.



Current Process
Blockchain Based
Shareholders
Trading
Clearing
Settlement
Custody, Asset Servicing, and Registry
Buyer
Seller
EXCHANGE
CLEARING HOUSE
SETTLEMENT PROCESS
CENTRAL SECURITIES DEPOSITORY, SHARE REGISTRAR
Corporations
Buyer
Seller
Exchange and Post-Trade Blockchain Based Infrastructure
Corporations

Issues:

- Highly complex and fragmented.
- Tasks often duplicated.
- Expensive and time consuming settlement.
- Shares are held in "Street Name", therefor corporations often don't know who their shareholders are.

Benefits:

- Streamlined process.
- Middleman can be eliminated.
- Potentially lower fees.
- Increased transparency.
- Direct communication possible between corporations and shareholders.

* For illustration purposes only, i.e. simplification of process.

Price & Interest in Digital Asset Ecosystem



Total Digital Assets Market Capitalization[1]
$2T
$1.5T
$1T
$500B
$0
2017
2018
2019
2020
2021



Blockchain Wallet Users[4]
70m
60m
50m
40m
30m
20m
2019
2020
2021



Asset Market Cap Comparison*
Top 50 Digital Assets[1]
Google Market Cap[2]
Facebook Market Cap[2]
World Silver Reserves[3]
Argentina GDP[3]
Finland GDP[3]
$0B
$200B
$400B
$600B
$800B
$1,000B
$1,200B
$1,400B
$1,600B



Confirmed Transactions Per Day[4]
500K
400K
300K
200K
100K
2019
2020
2021

Sources: 1 Coinmarketcap 2. Yahoo Finance; 3. U.S. Central Intelligence Agency Stock of Broad Money; 4. Blockchain.com
* As of 2/17/2021.

Blockchains are in "1st Inning"



First 10 Years
10 – 20 Years
20 – 30 Years
Internet Timeline
1969
First Message Transferred
Email Invented
1972
TCP/IP Protocols Adopted
1983
1984
Limited DNS Established
World Wide Web Created
1989
1991
Internet Open To Public
YAHOO!
amazon.com
Netscape
1994
1995
ebay
Java
AOL
Google
myspace
napster
1999
Commercialization Begins
Blockchain Timeline
2008
Bitcoin Blockchain White Paper Published
First Bitcoin Transaction
2009
2011
Bitcoin Reaches Parity With U.S. Dollar
Ethereum White Paper Published (Smart Contracts)
2014
2015
Ethereum Initial Release
Smart Contract Era Begins (ICOs, DApps, etc.)
2017
2018
Corporations Working on Blockchain Ledgers:
Walmart
Microsoft
IBM
Bitcoin Marketcap Reaches $500B
2020
2021
Tesla Buys $1.5B Bitcoin
Commercialization Begins

- The internet took 20 years to transition from proof of concept to mass adoption. Smart contract blockchain technologies are in their first 6 years of deployment and may take at least 15 years to be applied across multiple industries.*
- Bitcoin is a great proof of concept for blockchain technology, similar to the internet prior to its mass commercialization.

* For illustration purposes only, i.e. simplification of timeline.

BTCS

Corporate Overview

2021+ Leverage 7 Years of Blockchain Experience

After 7 years participating in the blockchain ecosystem we believe we've refined our strategy to create the most shareholder value.



Initial Focus
Transaction Verification Services
Platform Development and Digital Asset Treasury Focus
Transaction Verification Services*, Platform Release, and Treasury Management
E-Commerce
2013-2014
2015-2018
2019-2020
2021+
2013
Digital Currency Ecosystem
Strategic Partnerships
Investments
Bitcoin and Ethereum Mining
Beta Development
Digital Assets

* Refers to Proof-of-Stake ("PoS").

Management and Board



Charles Allen
CEO and Chairman of the Board

Charles has been involved in the blockchain industry since its earliest days. Since joining BTCS in 2013, he has leveraged his extensive experience in business strategy, investment banking, and capital markets transactions to develop and lead the Company's evolving business model. Charles began his career as an engineer in the telecom industry and brings a balance of business and financial leadership as well as technical proficiency to the BTCS team. Prior to joining BTCS he worked domestically and internationally on projects in technology, media, natural resources, logistics, medical services and financial services. Highlights include Managing Director at RK Equity Capital Markets LLC, Managing Director at TriPoint Global Equities, LLC, and Managing Director at Broadband Capital Management LLC, all boutique investment banks focused on advising and raising capital for small and mid size companies. He received a B.S. in Mechanical Engineering from Lehigh University and a M.B.A. from the Mason School of Business at the College of William & Mary.



Michal Handerhan
COO and Director

A co-founder of BTCS, Michal supports both our business and research and development strategies, and has played a key role in the Company's ability to capitalize on the rapidly expanding opportunity in the blockchain space. From February 2011 through February 2014 he served as an independent IT and web services consultant to the National Aeronautics and Space Administration (NASA). From October 2005 until February 2014 Michal was the President and CEO of Meesha Media Group, LLC, which provided high-definition video production services, Web 2.0 development, database management, and social media solutions. From March 2002 through October 2006 he served as a team leader for NASA in their Peer Review Services group. Prior to NASA Peer Review Services Michal served as the web developer for Folio Investments. He received B.S. in Computer Science from Czech Technical University.



David Garrity
Director

David has over 30 years' experience in the financial services industry. He has held senior roles including CFO and board of director positions for both publicly-held and private companies, and has extensive experience in several disciplines including operating, advisory and research, and is CEO of New York City-based consulting firm, GVA Research. He is President of BTblock, an emerging technology & cybersecurity consultancy firm, and currently serves as the Independent Director of EncrypGen. During 2008 and 2009, David served as CFO and a director at Interclick, Inc., a publicly-held behavioral targeting internet advertising network. From June 2011 to May 2013, he was Chief Financial Officer of Aspen Group, Inc., a publicly-held online for-profit university. From May through October 2013, he was Executive Vice President Corporate Development for Aspen Group, Inc. and from February 2017 through January 2018 he was acting CFO of Mutualink, Inc.

Data Analytics Platform

Overview

Consolidate and analyze crypto position data across multiple exchanges in one place.

GEMINI

Bitstamp

BITTREX

coinbase



Consolidate crypto position data

Evaluate performance

Run year-end tax reports across multiple exchanges*

On development roadmap:

BINANCE kraken KUCOIN BITFINEX

* Year end tax reporting is lower on the development roadmap and likely will not be a part of the beta releases.

Preview


Your 10 Most Recent Trades
Date/Time
Buy/Sell
Crypto
USD Value
Exchange
09/13 12:14 AM
Buy
BAT
$490.00
My Gemini
09/03 2:48 PM
Sell
ETH
$10.82
My Gemini #2
04/10 1:40 AM
Buy
BTC
$4,000.00
My Gemini
04/10 1:39 AM
Buy
ETH
$5,000.00
My Gemini
Top 3 Performing Cryptos in Last 24h
DOGE
USD 24 Hours Chart
$ 0.04673 (48.26%)
Last updated: Just now
CHSB
USD 24 Hours Chart
$ 0.9312 (19.86%)
Last updated: Just now
ANKR
USD 24 Hours Chart
$ 0.01733 (20.33%)
Your Trades
Date/Time
Exchange
Market
Buy/Sell
USD Value
Last 12 Months Profit Or Loss (%)
February
March
April
May
June
Your Assets in Detail
By Cryptos:
ETH $808,672.82
BTC $202,013.97
ZEC $33,029.42
LTC $10,958.24
BCH $2,935.39
BAT $548.61
USD $58.71
By Exchanges:
My Gemini $1,047,970.15
My Gemini #2 $10,115.77
My Bitstamp $131.25
Add Exchange
Account Preferences
Your Favorite Cryptos
Your Exchanges
Manage Subscriptions
Account Activity
Click to add your exchange:
BITFINEX
Bitstamp
BITTREX
coinbase
GEMINI
kraken
KUCOIN
PAXOS
Exchange
Nickname
API Key
Secret Key
Bitstamp
Instructions
My Bitstamp
Disconnect Exchange
GEMINI
Instructions
My Gemini
Disconnect Exchange
GEMINI
Instructions
My Gemini #2
Disconnect Exchange

Roadmap and Features

Research and Development

Q1 2020 — Initial Design/Requirements: Exchanges Selection and Full Stack Selection

Q2-Q4 2020 — Beta Development/ Testing

Beta Release

Q2 2021 — Invite Only Beta Release for Testing and Feedback

Q3-Q4 2021 — Public Beta Release

Public Release



2022 — V1 Public Release

* The roadmap and features described herein are forward looking in nature and based on managements development assumptions. The Company can provide no assurance that the timeline will be met or that the commercialization of the platform will generate revenue or profit in excess of the development costs.

Digital Asset Treasury Strategy

Blockchain Protocols Value Proposition

Blockchain protocols represent the next generation of internet technology.


Web 1.0 & 2.0
Information Exchange Era
1995 <
Business Logic, User Interface & Experience
Companies:
YAHOO!
facebook
AOL
amazon
NETFLIX
airbnb
twitter
Google
LinkedIn
Microsoft
ebay
Expedia
Alibaba.com
Internet Protocols
TCP/IP
Web 3.0
Value Exchange Era
2008 <
User Interface & Experience
Companies
Business Logic
Blockchain Protocols
bitcoin
EOS
ethereum
golem
IOTA
Filecoin
BitTorrent
STORJ.IO
Internet Protocols
TCP/IP

- Compared to Web 1.0/2.0, Web 3.0 blockchain protocols handle business logic. As a result, the execution of business logic migrates from applications to their underlying blockchain protocols.
- Historically large incumbent tech companies have monetized business logic and therefore value capture should shift from applications to the underlying blockchain protocols.
- Our treasury management efforts are focused on disruptive blockchain protocol layers.

* The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management

Blockchain Protocol Layers of Interest

Keenly focused on highly disruptive verticals.

Crypto Currencies	Smart Contract Protocols	Internet of Things (IoT)	Computing	Data Storage
bitcoin	ethereum	IOTA	elrond	Filecoin
litecoin	EOS	FOAM	ONTology	BitTorrent
MONERO	Polkadot.	Waltonchain	golem	sia
tether	COSMOS	IoTeX	iexec	STORJ

Digital Asset Treasury Holdings

U.S. GAAP requires us to carry our digital assets at the lowest value since acquisition. As of 12/31/2020 the balance sheet value of our digital assets was $995,652.

BTC*



100
80
60
40
20
0
14.9
20.6
20.6
54.3
63.9
66.9
88.1
19Q3
19Q4
20Q1
20Q2
20Q3
20Q4
As of 02/20/21

ETH**



3500
3000
2500
2000
1500
1000
500
0
585
985
985
2305
2555
2674
3249
19Q3
19Q4
20Q1
20Q2
20Q3
20Q4
As of 02/20/21

Fair Market Value of Digital Assets



$14M
$12M
$10M
$8M
$6M
$4M
$2M
$0M
BTC
ETH
Total
$0.23M
$0.28M
$0.26M
$1.02M
$1.61M
$3.92M
$11.65M
19Q3
19Q4
20Q1
20Q2
20Q3
20Q4
As of 02/20/2021

* Rounded to nearest tenth.
** Rounded to nearest one.

Summary

- BTCS is an early mover in the blockchain and digital currency ecosystems and the first "Pure Play" U.S. public company focused on digital assets and blockchain technologies.
- Near-term revenue growth expected from restart of transaction verification services.
- Developing digital asset data analytics platform; invite only beta release expected in Q2 2021.
- BTCS is executing a digital asset treasury strategy with a focus on disruptive protocol layers; strategy generated 1,327% year-over-year gains in 2020.*
- As blockchain protocols and applications are built and deployed, we believe we're well positioned to identify tremendous opportunities to create shareholder value.**
- Dedicated management team with the right combination of capital markets experience, industry expertise, and business leadership.
- Management personally invested $1.1 million into BTCS in January 2021.
- Pursuing uplist to senior exchange.

* While our digital asset treasury strategy is focused on protocol layer long lived intangible assets (i.e. digital assets) we may also acquire application layer assets and security tokens subject to certain limitations of the Investment Company Act of 1940.
** Subject to securing additional financing.

Appendix
Blockchain 101

How Blockchains Work


A transaction is request
The transaction is broadcasted to a peer-to-peer (P2P) network that consists of computers (otherwise known as nodes)
The network of nodes uses consensus algorithms to validate the transaction
A verified transaction can involve cryptocurrency, contracts, records or other information
The transaction is combined with other transactions, once verified, to create a new block of data for the ledger
The new block is added to the existing blockchain ledger (which is permanent and unalterable)
The transaction is complete

Blockchain Ledger

- A blockchain ledger is a distributed ledger maintained by a network of computer nodes that verify and validate transactions.

Traditional System



Centralized System with Stored Ledger

Blockchain System



Distributed System with Distributed Ledger

- All transactions on a blockchain can be viewed through blockchain explores which read and display the public data.

- An explorer allows you to look up a wallet address and view all its transactions on the public blockchain. Example below:


Etherscan
HOME
BLOCKCHAIN
TOKENS
RESOURCES
MORE
Transactions
Home / Transactions
TxHash
Block
Age
From
To
Value

Consensus Mechanisms to Secure Blockchains

The key difference between PoW and PoS is the consensus algorithm used by the network nodes.

Proof of Work VS Proof of Stake

Proof of Work



Mining capacity depends on computational power



Miners receive block rewards to solve a cryptographic puzzle


51%

Hackers would need to have a computer more powerful than 51% of the network to add a malicious block, leading to 51% attack



Uses a lot of electricity

Proof of Stake



Validating capacity depends on the stake in the network


%

Validators do not receive a block reward, instead, they collect transaction fees as reward


51%

Hacker would need to own 51% of all the cryptocurrency on the network, which is practically impossible and therefore, makes 51% attacks impossible



Requires less energy

Node: A physical server that hosts the entire blockchain ledger, validates transactions, and writes new blocks to the blockchain.